SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                       Date of Report:  August 10, 1994


                          READING & BATES CORPORATION
            (Exact name of registrant as specified in its charter)


            Delaware               1-5587             73-0642271
        (State or other         (Commission        (I.R.S. Employer
        jurisdiction of         File Number)      Identification No.)
        incorporation)


               901 Threadneedle, Suite 200, Houston, TX   77079
             (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code (713) 496-5000



   Item 7. Financial Statements and Exhibits

     (c)  Exhibits

            Exhibit 99  -   Press release dated August 10, 1994, Joint
                            Venture with F. J. Brown & Associates, Inc.
                            to offer turnkey drilling services


                               SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                       READING & BATES CORPORATION



                                       By /s/T. W. Nagle
                                          --------------
                                          T. W. Nagle
                                          Vice President & Chief
                                          Financial Officer

   Dated:  August 10, 1994